UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

ESH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41718	87-4000684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Ave S, Suite 89898

New York, NY 10003

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-287-5022

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	ESHAU	The Nasdaq Global Market
Class A shares	ESHA	The Nasdaq Global Market
Rights	ESHAR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On June 16, 2023, ESH Acquisition Corp. (Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), which included the full exercise of the over-allotment option granted to the underwriters. Each Unit consists of one share of Class A common stock, $0.0001 par value (“Class A Share”), and one right (“Right”) entitling its holder to one-tenth (1/10) of one Class A Share upon the consummation of the initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with each of the Sponsor, I-Bankers and Dawson James for an aggregate of 7,470,000 warrants (“Private Warrants”) to purchase 7,470,000 Class A Shares, each at a price of $1.00 per Private Warrant, generating total proceeds of $7,470,000. The Private Warrants will be non-redeemable and may be exercised on a cash or cashless basis. Additionally, such initial purchasers agreed not to transfer, assign or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants. The Private Warrants held by I-Bankers and Dawson James are further subject to restrictions under FINRA regulations.

As of June 16, 2023, a total of $116,725,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of June 16, 2023 reflecting receipt of the proceeds upon consummation of the IPO and the issuance of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K..

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of June 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESH Acquisition Corp.

By:	/s/ Jonathan Morris
Jonathan Morris
Chief Financial Officer

Dated: June 23, 2022

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